Exhibit 99.4

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

F-1

Report of Independent Registered Public Accounting Firm

To the Director and Stockholder

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

We have audited the accompanying balance sheets of Shenzhen Falcon Financial Consulting Limited (the “Company”) as of December 31, 2014 and 2013 and the related statements of operations and comprehensive income, statements of stockholder’s equity and statements of cash flows for the years ended December 31, 2014 and 2013. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statements presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014 and 2013, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered from continuous losses with an accumulated deficit as of December 31, 2014 and experienced negative cash flows from operations, all of which raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 2. These financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HKCMCPA Company Limited
HKCMCPA Company Limited Certified Public Accountants Hong Kong, China November 13, 2015

F-2

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

BALANCE SHEETS

AS OF DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

	As of December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$32,068	$1,377
Accounts receivable	-	655
Prepayments and deposits	81	82

Total current assets	32,149	2,114

Non-current assets:
Plant and equipment	1,833	2,541

TOTAL ASSETS	$33,982	$4,655

LIABILITIES AND STOCKHOLDER’S EQUITY
Current liabilities:
Receipts in advance	$22,528	$8,093
Amount due to a director	67,225	62,345
Amount due to a related company	13,782	-
Other payables and accrued liabilities	29,908	2,990

Total liabilities	133,443	73,428

Commitments and contingencies

Stockholder’s deficit:
Paid-in capital	14,653	14,653
Accumulated other comprehensive loss	(121)	(520)
Accumulated deficit	(113,993)	(82,906)

Total stockholder’s deficit	(99,461)	(68,773)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$33,982	$4,655

See accompanying notes to the financial statements.

F-3

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US”))

	Years ended December 31,
	2014	2013

REVENUES, NET	$44,100	$30,359

COST OF REVENUES	(2,827)	(7,940)

GROSS PROFIT	41,273	22,419

OPERATING EXPENSES:
General and administrative	(72,360)	(43,369)

LOSS BEFORE INCOME TAX	(31,087)	(20,950)

INCOME TAX EXPENSE	-	-

NET LOSS	(31,087)	(20,950)

Other comprehensive loss:

Foreign currency translation income (loss)	399	(520)

COMPREHENSIVE LOSS	(30,688)	(21,470)

See accompanying notes to the financial statements.

F-4

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

	Years ended December 31,
	2014	2013

Cash flows from operating activities:
Net loss	$(31,087)	$(20,950)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation on plant and equipment	693	803
Changes in operating assets and liabilities:
Accounts receivables	651	307
Prepayments and deposits	-	824
Receipts in advance	14,483	2,902
Other payables and accrued liabilities	26,936	5,040

Net cash provided by (used in) operating activities	11,676	(11,074)

Cash flows from investing activities:
Purchase of plant and equipment	-	(1,082)

Net cash used in investing activities	-	(1,082)

Cash flows from financing activities:
Advance from a related company	13,782	-
Advance from a director	5,242	13,267

Net cash provided by financing activities	19,024	13,267

Effect of exchange rate changes in cash and cash equivalents	(9)	21

NET CHANGE IN CASH AND CASH EQUIVALENTS	30,691	1,132
CASH AND CASH EQUIVALENTS, BEGINNING OF YEAR	1,377	245

CASH AND CASH EQUIVALENTS, END OF YEAR	$32,068	$1,377

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income tax	$-	$-
Cash paid for interest	$-	$-

See accompanying notes to the financial statements.

F-5

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

STATEMENTS OF CHANGES IN STOCKHOLDER’S EQUITY

FOR THE YEARS ENDED DECEMBER 31, 2014 and 2013

(Currency expressed in United States Dollars (“US$”))

	PAID IN CAPITAL	ACCUMULATED OTHER COMPREHENSIVE LOSS	ACCUMULATED DEFICIT	TOTAL DEFICIT

Balance as of January 1, 2013	$14,653	$-	$(61,956)	$(47,303)
Foreign translation adjustment	-	(520)	-	(520)
Net loss	-	-	(20,950)	(20,950)
Balance as of December 31, 2013	14,653	(520)	(82,906)	(68,773)
Foreign translation adjustment	-	399	-	399
Net loss	-	-	(31,087)	(31,087)
Balance as of December 31, 2014	$14,653	$(121)	$(113,993)	$(99,461)

See accompanying notes to the financial statements.

F-6

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

1.          ORGANIZATION AND BUSINESS BACKGROUND

Shenzhen Falcon Financial Consulting Limited (the “Company”) was incorporated as a limited liability company in the People’s Republic of China (the “PRC”) on July 1, 2009 with the registered and paid in capital of $14,653 (equivalent to RMB100,000).

The Company is mainly engaged in the provision of business consulting and advisory services in the PRC.

2.          GOING CONCERN UNCERTAINTIES

The accompanying financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

As of December 31, 2014, the Company suffered from a continuous loss of $31,087 and an accumulated deficit of $113,993 and working capital deficit of $101,294. The continuation of the Company as a going concern through December 31, 2015 is dependent upon improving the profitability and the continuing financial support from its stockholders. Management believes the existing shareholders or external financing will provide the additional cash to meet the Company’s obligations as they become due.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result in the Company not being able to continue as a going concern.

3.          SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying financial statements and notes.

•	Basis of presentation

The accompanying financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

•	Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the years reported. Actual results may differ from these estimates.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

F-7

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

•	Accounts receivable

Accounts receivable are recorded at the invoiced amount less an allowance for any uncollectible accounts and do not bear interest, which are due on demand. Management reviews the adequacy of the allowance for doubtful accounts on an ongoing basis, using historical collection trends and aging of receivables. Management also periodically evaluates individual customer’s financial condition, credit history, and the current economic conditions to make adjustments in the allowance when it is considered necessary. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. For the years ended December 31, 2014 and 2013, no provision for doubtful accounts charged to operations.

•	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

	Expected useful life	Residual value

Office equipment	5 years	10%

Expenditures for maintenance and repairs are expensed as incurred. The gain or loss on the disposal of plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

•	Impairment of long-lived assets

Long-lived assets primarily consist of plant and equipment. In accordance with the provision of ASC Topic 360-10-5, “Impairment or Disposal of Long-Lived Assets”, the Company generally conducts its annual impairment evaluation to its long-lived assets, usually in the fourth quarter of each year, or more frequently if indicators of impairment exist, such as a significant sustained change in the business climate. The recoverability of long-lived assets is measured at the reporting unit level. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment charge for the periods presented.

•	Comprehensive loss

Comprehensive loss is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. The Company's accumulated other comprehensive loss consists of cumulative foreign currency translation adjustments.

•	Revenue recognition

The Company recognizes its revenue in accordance with ASC Topic 605, “Revenue Recognition”, upon the delivery of its products when: (1) delivery has occurred or services rendered; (2) persuasive evidence of an arrangement exists; (3) there are no continuing obligations to the customer; and (4) the collection of related accounts receivable is probable.

F-8

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

Revenue from the provision of business consulting and advisory services is recognized when services are rendered and the collection of relevant receivables is probable.

•	Cost of revenues

Cost of revenues primarily consist of business tax and other costs directly attributable to the rendering of business consulting and advisory services.

•	Retirement plan costs

Contributions to retirement plans (which are defined contribution plans) are charged to general and administrative expenses in the accompanying statements of operation as the related employee service is provided.

•	Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

The Company conducts much of its business activities in the PRC and is subject to tax in this jurisdiction. As a result of its business activities, the Company files separate tax returns that are subject to examination by the foreign tax authority.

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States Dollars ("US$") and the accompanying financial statements have been expressed in US$. In addition, the Company maintains its books and record in a local currency, Renminbi (“RMB”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

F-9

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

Translation of amounts from the local currencies of the Company into US$ has been made at the following exchange rates for the respective periods:

	As of and for the years ended December 31,
	2014	2013

Year-end RMB: US$1 exchange rate	6.1460	6.1104
Average RMB: US$1 exchange rate	6.1457	6.1905

•	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Segment reporting

ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. For the years ended December 31, 2014 and 2013, the Company operates one reportable business segment in the PRC.

•	Fair value of financial instruments

The carrying value of the Company’s financial instruments: cash and cash equivalents, accounts receivable, prepayment and deposits, receipts in advance, amount due to a director, amount due to a related company, and other payable and accrued liabilities approximate at their fair values because of the short-term nature of these financial instruments.

The Company follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and Disclosures” ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•	Level 1 : Observable inputs such as quoted prices in active markets;

•	Level 2 : Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 : Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions

•	Recent accounting pronouncements
F-10

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers" (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605)”, and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. In August 2015, the FASB issued an Accounting Standards Update to defer by one year the effective dates of its new revenue recognition standard until annual reporting periods beginning after January December 15, 2017 (2018 for calendar-year public entities) and interim periods therein. Management is currently assessing the impact the adoption of ASU 2014-09 and has not determined the effect of the standard on our ongoing financial reporting.

In June 2014, the FASB issued ASU No. 2014-12, Compensation – Stock Compensation (Topic 718).   The pronouncement was issued to clarify the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period.  The pronouncement is effective for reporting periods beginning after December 15, 2015. The adoption of ASU 2014-12 is not expected to have a significant impact on the Company’s financial position or results of operations.

In August 2014, the FASB issued ASU 2014-15, "Presentation of Financial Statements - Going Concern, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern" (“ASU 2014-15”), which establishes management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and, if so, to provide related footnote disclosures. ASU 2014-15 provides a definition of the term "substantial doubt" and requires an assessment for a period of one year after the date that the financial statements are issued or available to be issued. Management will also be required to evaluate and disclose whether its plans alleviate that doubt. The guidance is effective for the annual periods ending after December 15, 2016 and interim periods thereafter with early adoption permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statement presentation and disclosures.

In January 2015, the FASB issued ASU No. 2015-01 (Subtopic 225-20) - Income Statement - Extraordinary and Unusual Items.  ASU 2015-01 eliminates the concept of an extraordinary item from GAAP.  As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item.  However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently.  ASU 2015-01 is effective for periods beginning after December 15, 2015.  The adoption of ASU 2015-01 is not expected to have a material effect on the Company’s financial statements.  Early adoption is permitted.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

F-11

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

4.          PLANT AND EQUIPMENT

	As of December 31,
	2014	2013

Office equipment	$3,586	$3,586
Less: accumulated depreciation	(1,799)	(1,106)
Less: foreign exchange translation	46	61

Total	$1,833	$2,541

Depreciation expense for the years ended December 31, 2014 and 2013 were $693 and $803, respectively.

5.          AMOUNT DUE TO A DIRECTOR

As of December 31, 2014 and 2013, the director of the Company had outstanding advances of $67,225 and $62,345, respectively to the Company, which is unsecured, bears no interest and is payable upon demand, for working capital purpose. Imputed interest is considered insignificant.

6.          AMOUNT DUE TO A RELATED COMPANY

As of December 31, 2014, the balances represented temporary advances made to the Company by a related company controlled by the director of the Company for working capital purpose. The amount is unsecured, bears no interest and payable upon demand. Imputed interest is considered insignificant.

7.          INCOME TAXES

The Company is subject to the Corporate Income Tax governed by the Income Tax Law of the PRC with a unified statutory income tax rate of 25%. For the years ended December 31, 2014 and 2013, the Company incurred an operating loss of $31,087 and $20,950, respectively which can be carried forward to offset its future taxable income. The net operating loss carryforwards begin to expire in 2018, if unutilized. The Company has provided for a full valuation allowance against the deferred tax assets of approximately $28,500 on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

8.          CHINA CONTRIBUTION PLAN

Under the PRC Law, full-time employees of the Company in the PRC are entitled to staff welfare benefits including medical care, welfare subsidies, unemployment insurance and pension benefits through a China government-mandated multi-employer defined contribution plan. These benefits are required to accrue for, based on certain percentages of the employees’ salaries. The total contributions made by the Company were $9,880 and $4,040 for the years ended December 31, 2014 and 2013, respectively.

F-12

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

9.          RELATED PARTY TRANSACTIONS

	Years ended December 31,
	2014	2013

Business consulting and advisory service income:
- Related company A	$3,254	$-
- Related company B	613	-

	$3,867	$-

Consultancy fee paid
- Related company C	$12,692	$-

Related company A, B and C are all under common control of Ms. Chen Yanhong, the director of the Company.

The related party transactions are generally transacted in an arm-length basis at the current market value in the normal course of business.

10.         CONCENTRATIONS OF RISKS

(a)          Major customers

For the years ended December 31, 2014 and 2013, there was no customer who accounted for 10% or more of the Company’s revenues with no accounts receivable balance at year-end.

(b)           Major vendors

For the years ended December 31, 2014 and 2013, there was no vendor who accounted for 10% or more of the Company’s cost of revenues with no accounts payable balance at year-end.

(c)          Exchange rate risk

The reporting currency of the Company is US$, to date all the revenues and costs, and assets and liabilities are denominated in RMB. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$ and RMB. If RMB depreciates against US$, the value of RMB revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose it to substantial market risk.

(d)          Economic and political risks

The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances aboard, and rates and methods of taxation.

F-13

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO FINANCIAL STATEMENTS

FOR THE YEARS ENDED DECEMBER 31, 2014 AND 2013

(Currency expressed in United States Dollars (“US$”))

11.         COMMITMENTS AND CONTINGENCIES

As of December 31, 2014, there were no commitments or contingencies involved.

12.         SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after December 31, 2014 up through the date the Company issued the financial statements with this Amendment No. 1 to Form 8-K. There was no subsequent event that required recognition or disclosure.

F-14

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

INDEX TO CONDENSED FINANCIAL STATEMENTS

(Unaudited)

Page

Condensed Balance Sheets as of September 30, 2015 and December 31, 2014 (audited)	F-16

Condensed Statements of Operations and Comprehensive Income for the Nine Months Ended September 30, 2015 and 2014	F-17

Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2015 and 2014	F-18

Notes to Condensed Financial Statements	F-19 – F-26

F-15

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

CONDENSED BALANCE SHEETS

AS OF SEPTEMBER 30, 2015 AND DECEMBER 31, 2014

(Currency expressed in United States Dollars (“US$”))

	As of
	September 30, 2015	December 31, 2014
	(unaudited)	(audited)
ASSETS
Current assets:
Cash and cash equivalents	$11,685	$32,068
Accounts receivable	903	-
Prepayments and deposits	79	81

Total current assets	12,667	32,149

Non-current assets:
Plant and equipment	1,270	1,833

TOTAL ASSETS	$13,937	$33,982

LIABILITIES AND STOCKHOLDER’S DEFICIT
Current liabilities:
Receipts in advance	$27,184	$22,528
Amount due to a director	105,342	67,225
Amount due to a related company	504	13,782
Other payables and accrued liabilities	14,130	29,908

Total liabilities	147,160	133,443

Commitments and contingencies

Stockholder’s deficit:
Paid in capital	14,653	14,653
Accumulated other comprehensive income (loss)	4,292	(121)
Accumulated deficit	(152,168)	(113,993)

Total stockholder’s deficit	(133,223)	(99,461)

TOTAL LIABILITIES AND STOCKHOLDER’S DEFICIT	$13,937	$33,982

See accompanying notes to the condensed financial statements.

F-16

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

CONDENSED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US))

(Unaudited)

	Nine months ended September 30,
	2015	2014

REVENUES, NET	$45,727	$30,862

COST OF REVENUES	(19,064)	(2,817)

GROSS PROFIT	26,663	28,045

OPERATING EXPENSES:
General and administrative
- Related party	(18,992)	(10,577)
- Non-related party	(45,846)	(43,765)

	(64,838)	(54,342)

LOSS BEFORE INCOME TAX	(38,175)	(26,297)

INCOME TAX EXPENSE	-	-

NET LOSS	(38,175)	(26,297)

Other comprehensive loss:

Foreign currency translation income	4,413	527

COMPREHENSIVE LOSS	(33,762)	(25,770)

See accompanying notes to the condensed financial statements.

F-17

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

CONDENSED STATEMENTS OF CASH FLOWS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

	Nine months ended September 30,
	2015	2014

Cash flows from operating activities:
Net loss	$(38,175)	$(26,297)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation on plant and equipment	518	519
Changes in operating assets and liabilities:
Accounts receivable	(932)	(813)
Receipts in advance	5,562	13,441
Other payables and accrued liabilities	(15,264)	9,382

Net cash used in operating activities	(48,291)	(3,768)

Cash flows from financing activities:
(Repayment to) advances from a related company	(13,229)	11,667
Advances from a director	41,579	1,337

Net cash provided by financing activities	28,350	13,004

Effect of exchange rate changes in cash and cash equivalents	(442)	(21)
NET CHANGE IN CASH AND CASH EQUIVALENTS	(20,383)	9,215
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	32,068	1,377

CASH AND CASH EQUIVALENTS, END OF PERIOD	$11,685	$10,592

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid for income tax	$-	$-
Cash paid for interest	$-	$-

See accompanying notes to the condensed financial statements.

F-18

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 1 — ORGANIZATION AND BUSINESS BACKGROUND

Shenzhen Falcon Financial Consulting Limited (the “Company”) was incorporated as a limited liability company in the People’s Republic of China (the “PRC”) on July 1, 2009 with the registered and paid in capital of $14,653 (equivalent to RMB100,000).

The Company mainly engaged in the provision of business consulting and advisory services in the PRC.

NOTE 2 — GOING CONCERN UNCERTAINTIES

The accompanying financial statements have been prepared using the going concern basis of accounting, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business.

As of September 30, 2015, the Company suffered an accumulated deficit of $152,168 and working capital deficit of $134,493. The continuation of the Company as a going concern through December 31, 2015 is dependent upon improving the profitability and the continuing financial support from its stockholders. Management believes the existing shareholders or external financing will provide the additional cash to meet the Company’s obligations as they become due.

These and other factors raise substantial doubt about the Company’s ability to continue as a going concern. These financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result in the Company not being able to continue as a going concern.

NOTE 3 — BASIS OF PREPARATION

These unaudited interim condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) for interim financial reporting and the rules and regulations of the Securities and Exchange Commission that permit reduced disclosure for interim periods. Therefore, certain information and footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all adjustments of a normal recurring nature necessary for a fair presentation of the financial position, results of operations and cash flows for the periods presented have been made. The results of operations for the interim periods presented are not necessarily indicative of the results to be expected for the year ending December 31, 2015.

The balance sheets and certain comparative information as of December 31, 2014 are derived from the audited financial statements and related notes for the year ended December 31, 2014 ("2014 Annual Financial Statements"), included in on Amendment No.1 to Form 8-K. These unaudited interim condensed financial statements should be read in conjunction with the 2014 Annual Financial Statements.

F-19

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 4 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The accompanying unaudited condensed financial statements reflect the application of certain significant accounting policies as described in this note and elsewhere in the accompanying financial statements and notes.

•	Use of estimates

In preparing these financial statements, management makes estimates and assumptions that affect the reported amounts of assets and liabilities in the balance sheets and revenues and expenses during the periods reported. Actual results may differ from these estimates.

•	Cash and cash equivalents

Cash and cash equivalents are carried at cost and represent cash on hand, demand deposits placed with banks or other financial institutions and all highly liquid investments with an original maturity of three months or less as of the purchase date of such investments.

•	Accounts receivable

Accounts receivable are recorded at the invoiced amount less an allowance for any uncollectible accounts and do not bear interest, which are due on demand. Management reviews the adequacy of the allowance for doubtful accounts on an ongoing basis, using historical collection trends and aging of receivables. Management also periodically evaluates individual customer’s financial condition, credit history, and the current economic conditions to make adjustments in the allowance when it is considered necessary. Account balances are charged off against the allowance after all means of collection have been exhausted and the potential for recovery is considered remote. For the nine months ended September 30, 2015 and 2014, no provision for doubtful accounts charged to operations.

•	Plant and equipment

Plant and equipment are stated at cost less accumulated depreciation and accumulated impairment losses, if any. Depreciation is calculated on the straight-line basis over the following expected useful lives from the date on which they become fully operational:

	Expected useful life	Residual value
Office equipment	5 years	10%

Expenditures for maintenance and repairs are expensed as incurred. The gain or loss on the disposal of plant and equipment is the difference between the net sales proceeds and the carrying amount of the relevant assets and is recognized in the statement of operations.

•	Impairment of long-lived assets

F-20

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

Long-lived assets primarily consist of plant and equipment. In accordance with the provision of ASC Topic 360-10-5, “Impairment or Disposal of Long-Lived Assets”, the Company generally conducts its annual impairment evaluation to its long-lived assets, usually in the fourth quarter of each year, or more frequently if indicators of impairment exist, such as a significant sustained change in the business climate. The recoverability of long-lived assets is measured at the reporting unit level. If the total of the expected undiscounted future net cash flows is less than the carrying amount of the asset, a loss is recognized for the difference between the fair value and carrying amount of the asset. There has been no impairment charge for the periods presented.

•	Comprehensive loss

Comprehensive loss is defined as the change in equity of a business enterprise during a period from transactions and other events and circumstances from non-owner sources. The Company's accumulated other comprehensive loss consists of cumulative foreign currency translation adjustments.

•	Revenue recognition

The Company recognizes its revenue in accordance with ASC Topic 605, “Revenue Recognition”, upon the delivery of its products when: (1) delivery has occurred or services rendered; (2) persuasive evidence of an arrangement exists; (3) there are no continuing obligations to the customer; and (4) the collection of related accounts receivable is probable.

Revenue from the provision of business consulting and advisory services is recognized when services are rendered and the collection of relevant receivables is probable.

•	Cost of revenues

Cost of revenues primarily consist of business tax and other costs directly attributable to the rendering of business consulting and advisory services.

•	Income taxes

Income taxes are determined in accordance with the provisions of ASC Topic 740, “Income Taxes” (“ASC 740”). Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted income tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Any effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

ASC 740 prescribes a comprehensive model for how companies should recognize, measure, present, and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. Under ASC 740, tax positions must initially be recognized in the financial statements when it is more likely than not the position will be sustained upon examination by the tax authorities. Such tax positions must initially and subsequently be measured as the largest amount of tax benefit that has a greater than 50% likelihood of being realized upon ultimate settlement with the tax authority assuming full knowledge of the position and relevant facts.

F-21

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

The Company conducts much of its business activities in the PRC and is subject to tax in this jurisdiction. As a result of its business activities, the Company files separate tax returns that are subject to examination by the foreign tax authority.

•	Foreign currencies translation

Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statement of operations.

The reporting currency of the Company is the United States Dollars ("US$") and the accompanying financial statements have been expressed in US$. In addition, the Company’s operating subsidiaries maintain their books and record in a local currency, Renminbi (“RMB”), which is functional currency as being the primary currency of the economic environment in which the entity operates.

Translation of amounts from the local currencies of the Company into US$ has been made at the following exchange rates for the respective periods:

	As of and for the nine months ended September 30,
	2015	2014

Year-end RMB: US$1 exchange rate	6.3538	6.1534
Average RMB: US$1 exchange rate	6.1606	6.1457

•	Related parties

Parties, which can be a corporation or individual, are considered to be related if the Company has the ability, directly or indirectly, to control the other party or exercise significant influence over the other party in making financial and operating decisions. Companies are also considered to be related if they are subject to common control or common significant influence.

•	Segment reporting

ASC Topic 280, “Segment Reporting” establishes standards for reporting information about operating segments on a basis consistent with the Company’s internal organization structure as well as information about geographical areas, business segments and major customers in financial statements. For the nine months ended September 30, 2015 and 2014, the Company operates one reportable business segment in the PRC.

•	Fair value of financial instruments

F-22

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

The carrying value of the Company’s financial instruments: cash and cash equivalents, accounts receivable, prepayment and deposits, receipts in advance, amount due to a director, amount due to a related company, and other payable and accrued liabilities approximate at their fair values because of the short-term nature of these financial instruments.

The Company follows the guidance of the ASC Topic 820-10, “Fair Value Measurements and

Disclosures” ("ASC 820-10"), with respect to financial assets and liabilities that are measured at fair value. ASC 820-10 establishes a three-tier fair value hierarchy that prioritizes the inputs used in measuring fair value as follows:

•	Level 1 : Observable inputs such as quoted prices in active markets;

•	Level 2 : Inputs, other than the quoted prices in active markets, that are observable either directly or indirectly; and

•	Level 3 : Unobservable inputs in which there is little or no market data, which require the reporting entity to develop its own assumptions

•	Recent accounting pronouncements

In May 2014, the FASB issued Accounting Standards Update No. 2014-09, "Revenue from Contracts with Customers" (“ASU 2014-09”). ASU 2014-09 supersedes the revenue recognition requirements in “Revenue Recognition (Topic 605)”, and requires entities to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled to in exchange for those goods or services. ASU 2014-09 is effective for annual reporting periods beginning after December 15, 2016, including interim periods within that reporting period. Early adoption is not permitted. In August 2015, the FASB issued an Accounting Standards Update to defer by one year the effective dates of its new revenue recognition standard until annual reporting periods beginning after January December 15, 2017 (2018 for calendar-year public entities) and interim periods therein. Management is currently assessing the impact the adoption of ASU 2014-09 and has not determined the effect of the standard on our ongoing financial reporting.

In June 2014, the FASB issued ASU No. 2014-12, Compensation – Stock Compensation (Topic 718).   The pronouncement was issued to clarify the accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period.  The pronouncement is effective for reporting periods beginning after December 15, 2015. The adoption of ASU 2014-12 is not expected to have a significant impact on the Company’s consolidated financial position or results of operations.

F-23

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

N OTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

In August 2014, the FASB issued ASU 2014-15, "Presentation of Financial Statements - Going Concern, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern" (“ASU 2014-15”), which establishes management’s responsibility to evaluate whether there is substantial doubt about an entity’s ability to continue as a going concern and, if so, to provide related footnote disclosures. ASU 2014-15 provides a definition of the term "substantial doubt" and requires an assessment for a period of one year after the date that the financial statements are issued or available to be issued. Management will also be required to evaluate and disclose whether its plans alleviate that doubt. The guidance is effective for the annual periods ending after December 15, 2016 and interim periods thereafter with early adoption permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statement presentation and disclosures.

In January 2015, the FASB issued ASU No. 2015-01 (Subtopic 225-20) - Income Statement - Extraordinary and Unusual Items.  ASU 2015-01 eliminates the concept of an extraordinary item from GAAP.  As a result, an entity will no longer be required to segregate extraordinary items from the results of ordinary operations, to separately present an extraordinary item on its income statement, net of tax, after income from continuing operations or to disclose income taxes and earnings-per-share data applicable to an extraordinary item.  However, ASU 2015-01 will still retain the presentation and disclosure guidance for items that are unusual in nature and occur infrequently.  ASU 2015-01 is effective for periods beginning after December 15, 2015.  The adoption of ASU 2015-01 is not expected to have a material effect on the Company’s consolidated financial statements.  Early adoption is permitted.

The Company has reviewed all recently issued, but not yet effective, accounting pronouncements and does not believe the future adoption of any such pronouncements may be expected to cause a material impact on its financial condition or the results of its operations.

NOTE 5 —PLANT AND EQUIPMENT

	As of
	September 30, 2015	December 31, 2014

Office equipment	$3,575	$3,575
Less: Accumulated depreciation	(2,317)	(1,799)
Less: Foreign exchange translation	12	57

Total	$1,270	$1,833

Depreciation expense for the nine months ended September 30, 2015 and 2014 were $518 and $519, respectively.

NOTE 6 — AMOUNT DUE TO A DIRECTOR

As of September 30, 2015, the director of the Company had outstanding advances of $105,342 to the Company, which is unsecured, bears no interest and payable upon demand, for working capital purpose. Imputed interest is considered insignificant.

F-24

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

NOTE 7 — AMOUNT DUE TO A RELATED COMPANY

As of September 30, 2015, the balances represented temporary advances made to the Company by a related company controlled by the director of the Company for working capital purpose. The amount is unsecured, bears no interest and payable upon demand. Imputed interest is considered insignificant.

NOTE 8 — INCOME TAXES

The Company is subject to the Corporate Income Tax governed by the Income Tax Law of the PRC with a unified statutory income tax rate of 25%. For the nine months ended September 30, 2015 and 2014, the Company incurred an operating loss of $38,175 and $26,297, respectively which can be carried forward to offset its taxable income. The net operating loss carryforwards begin to expire in 2018, if unutilized. The Company has provided for a full valuation allowance against the deferred tax assets of $36,676 on the expected future tax benefits from the net operating loss carryforwards as the management believes it is more likely than not that these assets will not be realized in the future.

NOTE 9 — RELATED PARTY TRANSACTIONS

	Nine months ended September 30,
	2015	2014

Business consulting and advisory service income:
- Related company A	$-	$3,254
- Related company B	-	613

	$-	$3,867

Consultancy fee paid
- Related company C	$18,992	$10,577

Related company A, B and C are all under common control of Ms. Chen Yanhong, the director of the Company.

The related party transactions are generally transacted in an arm-length basis at the current market value in the normal course of business.

NOTE 10 — CONCENTRATIONS OF RISKS

(a)          Major customers

For the nine months ended September 30, 2015 and 2014, there was no customer who accounted for 10% or more of the Company’s revenues with no accounts receivable balance at period-end.

(b)           Major vendors

F-25

SHENZHEN FALCON FINANCIAL CONSULTING LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2015

(Currency expressed in United States Dollars (“US$”))

(Unaudited)

For the nine months ended September 30, 2015 and 2014, there was no vendor who accounted for 10% or more of the Company’s cost of revenues with no accounts payable balance at period-end.

(c)        Exchange rate risk

The reporting currency of the Company is US$, to date all the revenues and costs, and assets and liabilities are denominated in RMB. As a result, the Company is exposed to foreign exchange risk as its revenues and results of operations may be affected by fluctuations in the exchange rate between US$ and RMB. If RMB depreciates against US$, the value of RMB revenues and assets as expressed in US$ financial statements will decline. The Company does not hold any derivative or other financial instruments that expose it to substantial market risk.

(d)        Economic and political risks

The Company's operations in the PRC are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic and legal environment and foreign currency exchange. The Company's results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances aboard, and rates and methods of taxation.

NOTE 11 — COMMITMENTS AND CONTINGENCIES

As of September 30, 2015, there were no commitments or contingencies involved.

NOTE 12 — SUBSEQUENT EVENTS

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued, the Company has evaluated all events or transactions that occurred after September 30, 2015 up through the date the Company issued the consolidated financial statements with this Amendment No. 1 to Form 8-K. There was no subsequent event that required recognition or disclosure.

F-26